UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 9, 2009

GENERAL MOTORS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	38-0572515
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On June 9, 2009, General Motors Corporation (“GM”) issued a press release announcing that Edward E. Whitacre, Jr. will become the chairman of the company (“New GM”) that is expected to purchase substantially all of GM’s assets under section 363 of the Bankruptcy Code (the “Section 363 Transaction”). The press release is incorporated herein as Exhibit 99.1.

GM anticipates that all of the current members of its board of directors will retire from its board before the closing of the Section 363 Transaction. Six current members of the GM board, Erroll B. Davis, Jr., Frederick A. Henderson, E. Neville Isdell, Kent Kresa, Philip A. Laskawy, and Kathryn V. Marinello, are expected to join the board of New GM.

GM has not yet announced who will serve on the GM board after the retirement of its current membership.

ITEM 9.01	Financial Statements and Exhibits

Number	Description
99.1	Press Release dated June 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)

June 11, 2009 (Date)	By:	/s/ Nick S. Cyprus
Nick S. Cyprus Controller and Chief Accounting Officer

EXHIBIT INDEX

Number	Description
99.1	Press Release dated June 9, 2009